UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 14, 2021

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560
Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dime Community Bancshares, Inc. and its wholly owned subsidiary, Dime Community Bank, (together, the “Company”) today announced that the last day of employment of John M. McCaffery, the Company’s Senior Executive Vice President and Chief Risk Officer, was June 14, 2021.

The Company and Mr. McCaffery were parties to an Employment Agreement and a Retention and Award Agreement, both dated October 16, 2020, which provided for certain payments upon a qualifying termination of Mr. McCaffery’s employment.  Mr. McCaffery’s departure is a termination without Cause under the Employment Agreement.  The Company and Mr. McCaffery have entered into an Agreement and General Release (the “Agreement”), pursuant to which the Company will pay Mr. McCaffery $1,625,086, less legally required withholdings, in full satisfaction of the Company’s obligations under the Employment Agreement and the Retention and Award Agreement, in a lump sum after a seven day revocation period has lapsed.  In addition, Mr. McCaffery will be engaged as a consultant for a transition period of four months and will receive $250,000 for his consultation services.  The Agreement includes non-disparagement, non-solicitation, and non-competition provisions and a full release of claims by Mr. McCaffery.

The foregoing summary is qualified in its entirety by the full text of the Agreement.  A copy of the Agreement is enclosed as Exhibit 10.1 hereto and incorporated herein by reference.

The Company also reported that Christopher Porzelt, currently Executive Vice President and Deputy Chief Risk Officer of Dime Community Bank, and former Chief Risk Officer of legacy Dime Community Bank, has been appointed Interim Chief Risk Officer of the Company, effective June 14, 2021.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Agreement and General Release by and between Dime Community Bancshares, Inc., Dime Community Bank and John M. McCaffery

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

DATE: June 15, 2021	By: /s/ Patricial M. Schaubeck
Patricia M. Schaubeck
Executive Vice President, General Counsel and Corporate Secretary